UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number	811-06041

The Central Europe and Russia Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	4/30/2010

ITEM 1.	REPORT TO STOCKHOLDERS

SUMMARY OF GENERAL INFORMATION

THE FUND

The Central Europe and Russia Fund, Inc. (the "Fund") is a non-diversified, actively-managed closed-end fund listed on the New York Stock Exchange with the symbol "CEE." The Fund seeks long-term capital appreciation primarily through investment in equity and equity-linked securities of issuers domiciled in Central Europe and Russia. It is managed and advised by wholly-owned subsidiaries of the Deutsche Bank Group.

SHAREHOLDER INFORMATION

Prices for the Fund's shares are published daily in the New York Stock Exchange Composite Transactions section of certain newspapers. Net asset value and market price information are published each Saturday in Barron's and other newspapers in a table called "Closed End Funds." Daily information on the Fund's net asset value is available from NASDAQ (symbol XCEEX). It is also available by calling: 1-800-437-6269 (in the U.S.) or 212-454-6266 (outside of the U.S.). In addition, a schedule of the Fund's largest holdings, dividend data and general shareholder information may be obtained by calling these numbers.

The foregoing information is also available on our Web site: www.dws-investments.com.

There are three closed-end funds investing in European equities managed by wholly-owned sub-sidiaries of the Deutsche Bank Group:

•  The European Equity Fund, Inc.—investing primarily in equity and equity-linked securities of companies domiciled in countries utilizing the euro currency (with normally at least 80% in securities of issuers in such countries).

•  The New Germany Fund, Inc.—investing primarily in middle market German companies with up to 20% in other Western European companies (with no more than 10% in any single country).

•  The Central Europe and Russia Fund, Inc.—investing primarily in equity and equity-linked securities of issuers domiciled in Central Europe and Russia (with normally at least 80% in securities of issuers in such countries).

Please consult your broker for advice on any of the above or call 1-800-437-6269 (in the U.S.) or 212-454-6266 (outside of the U.S.) for shareholder reports.

These funds focus their investments in certain geographical regions, thereby increasing their vulnerability to developments in that region. Investing in foreign securities presents certain risks such as currency fluctuation, political and economic changes, and market risks.

The Central Europe and

Russia Fund, Inc.

Semi-Annual Report

April 30, 2010

20675

The Central Europe and Russia Fund, Inc.

LETTER TO THE SHAREHOLDERS

Dear Shareholder,

For the six months ended April 30, 2010, the Central Europe and Russia Fund's total return was 17.16% (based on the net asset value) in US dollar terms, while its total return based on share price was 16.88%. The Fund's benchmark returned 13.15% on a cumulative basis during the same period.1

The Russian equity market performed better in the first half of the period. In the latter half, the continuous flow of positive news concerning ongoing improvements in the Russian economy abruptly ended, with surprising weakness for most of the important indicators. The newfound weakness pressured industrial output, which slowed from 7.8% year-over-year growth in January 2010 to 5.7% in March 2010. Over the period, Russia's central bank lowered its refinancing rate in five consecutive steps from 9.5% in November 2009 to 8.0% in April 2010. Following its recent peak in late January, the Russian stock market paused, reflecting the global worries over Greek debt and China's measures to cool its economy. In spite of an up and down market, Russian equities produced strong gains for the six-month period. Among blue chips, Sberbank and MMC Norilsk Nickel were in demand, pushing indices higher. However, oil and gas majors — particularly Gazprom and Rosneft Oil — lagged the benchmark significantly due to 1) a stronger ruble that hurt exporters and 2) the argument between Finance Minister Alexei Kudrin and Deputy Prime Minister Igor Sechin regarding the possible abolishment of East Siberian tax breaks. For banks, the stronger ruble was beneficial, as were further rate cuts by the Central Bank. As an example, VTB performed well as the bank successfully placed a USD 1.25 billion 5-year Eurobond issue at 6.47%, regaining access to relatively inexpensive external financing. Russian steelmakers and coal producers, strongly leveraged to the economic recovery, led the pack in the metals and mining industry, with Evraz Group S.A. and Severstal* outperforming as they caught up to their peers. In the consumer segment, juice and dairy producer Wimm Bill Dann Foods underperformed after issuing a profit warning. Despite its strong performance in 2009 — and 2010 year to date — in our view Russia remains one of the most appealing plays for the globa l recovery theme. If oil and other commodity prices remain firm, we believe that further upward pressure will be exerted on the Russian earnings outlook for the remainder of this year and for 2011.

Hungary's stock market returned the best performance amongst its peers, as the MSCI Hungary Index rose 24.0% in USD-terms during the six-month period.2 The good performance was driven by rapidly declining interest rates and the Hungarian government's austerity measures. OTP Bank represented a top-performing Hungarian stock in the period as the bank's fourth-quarter earnings exceeded analysts' expectations. In addition, MOL Hungarian Oil & Gas NyRt shares were driven sharply higher by expectations for higher crude oil prices and wider profit margins for refiners. The company also announced a large crude oil discovery at its Kurdistan exploration project. In contrast, Richter* underperformed the benchmark. Despite recent solid sales and profit reports, Richter's management predicted stagnating sales going forward due to an expected decline in its exports to the United States.

Turkey suffered an economic contraction in 2009 that should come in at approximately 5%, but the country withstood the storm reasonably well in relative terms. Budget dynamics deteriorated, but not drastically, and they now seem to be improving. Turkey's current account deficit shrank significantly during — and as a result of — the contraction. Its financial sector appears to be in a favorable position, with more than adequate capital efficiency and a

For additional information about the Fund including performance, dividends, presentations, press releases, daily NAV and shareholder reports, please visit www.dws-investments.com

LETTER TO THE SHAREHOLDERS (continued)

willingness to increase lending, provided there is proper signaling by the government and its central bank. A pattern of highly volatile trading persisted in Istanbul during the latter half of the period: Turkish equities had to deal with several challenges as market sentiment was buffeted first by deepening worries over the Greek debt situation (which negatively affected all higher-beta markets), then by a sharp rise in domestic political tensions following the detention of former and current military officers in connection with the 2003 Ergenekon coup plot. In the six-month period, the MSCI Turkey Index rose 22.4% in USD-terms.3 The country's banks outperformed, backed by declining benchmark yields as political tension gradually eased. Garanti Turkiye Garanti Bankasi posted strong gains, driven by positive news regarding GE's share disposal process, as well as Eureko's* plans to increase its stake in Garanti Sigorta* and Garanti Emeklilik*. Holding companies did well across the board as Dogan Holding* slightly outperformed its peers. Meanwhile, Turkish Airlines*, 2009's top performer, was hit by profit taking during the period.

Poland's domestic political situation has been stable, and its economy still seems to be on a moderate expansion path, though some readings including employment lack vigor. During the six months ended April 30, the MSCI Poland Index returned 12.0% in USD-terms, adding to the strong gains delivered over the 13 months prior.4 Polish stocks broadly followed global trends on equity markets, easily absorbing several sizable placements of equity from the government (KGHM, Lotos, ENEA and Bogdanka) worth USD 1.5 billion. For the period, Polish banks posted gains but underperformed the country's broad market index. Top performers among banking stocks included Kredyt Bank*, Getin Holding* and Handlowy*. Within oil & gas, PKN Orlen* beat the benchmark by a wide margin due to the easing of its balance sheet concerns as well as improving refining margins. However, in the metals and mining sector, KGHM underperformed based on a PLN (zloty) 2.1 billion sale of company shares by the State Treasury, and on weak copper market performance.

In the Czech Republic, it was reported that full-year 2009 gross domestic product (the value of goods and services produced in an economy) contracted 4.1%, following a 2.3% expansion in 2008. The Czech economy contracted less in the fourth quarter 2009 (-3.1% YoY) than in the previous quarter (-4.1% YoY), and we believe that this trend should continue in coming quarters. The Prague Stock Exchange underperformed its regional peers, rising 5.2% in local terms but down in USD-terms. The MSCI Czech Republic Index fell 1.6% in USDs, driven mainly by a weaker currency.5 In the mining sector, New World Resources surged based on improved pricing for coking coal following the announcement that benchmark hard coking coal prices reached $200 per ton in US dollar terms during the first three months of 2010.

The Fund's discount to net asset value averaged 11.39% for the six months ended April 30, 2010, compared with 17.82% for the same period one year ago.

On April 19, 2010, the Fund announced that its Board of Directors authorized an increase in the maximum number of shares to be repurchased under its previously announced repurchase program. The Fund had previously announced on July 24, 2009, the Board's approval of the repurchase of up to 1,500,000 shares during the period August 1, 2009 — July 31, 2010 (pursuant to which the Fund repurchased 1,140,652 shares during the period August 1, 2009 — April 16, 2010). In addition to the shares remaining under the previously announced program, the Board authorized the repurchase of up to an additional 500,000 shares between April 19, 2010 and

For additional information about the Fund including performance, dividends, presentations, press releases, daily NAV and shareholder reports, please visit www.dws-investments.com

LETTER TO THE SHAREHOLDERS (continued)

July 31, 2010. Purchases are made when it is believed that such repurchases are advantageous to the Fund. The Fund provides monthly updates concerning its repurchase program on its website at www.dws-investments.com

* Not held in the portfolio as of 4/30/10.

1  The MSCI Emerging Europe Index is a free-float adjusted market capitalization weighted index that is designed to measure the equity market performance of the emerging market countries of Europe. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

2  The MSCI Hungary Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the Hungarian securities.

3  The MSCI Turkey Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the Turkish securities.

4  The MSCI Poland Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the Polish securities.

5  The MSCI Czech Republic Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the Czech securities.

Sincerely,

Christian Strenger Chairman	Rainer Vermehren Vice President and Lead Portfolio Manager	Michael G. Clark President and Chief Executive Officer

The sources, opinions and forecasts expressed are as of the date of this report. There is no guarantee that the views, opinions and forecasts expressed herein will come to pass. This information is subject to change at any time based on market and other conditions and should not be construed as a recommendation for any specific security. Past performance does not guarantee future results.

For additional information about the Fund including performance, dividends, presentations, press releases, daily NAV and shareholder reports, please visit www.dws-investments.com

ECONOMIC OUTLOOK

Czech Republic

A number of the country's lead indicators have shown some improvement in the first quarter of 2010. Gross domestic product (GDP), or the value of goods and services produced in an economy, rose 1.2% in the first quarter year-over-year (YoY) vs. a decline of 3.1% in the fourth quarter 2009. Trade surplus stood at CZK $15.3 billion in February 2010, compared to a surplus of CZK $14.4 billion in the previous month. Industrial production rose +7% year-over-year in February vs. a rise of 4.9% in the previous month. These were encouraging results, achieved in spite of the Greek crisis which, earlier in the year, triggered fears that the Eurozone could return to recession.1 As risk aversion among investors increased throughout the quarter, neighbouring equity markets and currencies took a plunge. As the performance of the Czech economy, much like that of the other Central European and Russian (CEE) economies, depends to a large degree on Western European growth, especially that of Germany, we should expect the country's economic performance to continue improving moderately over the remainder of the year. Czech bond spreads vs. the German 10-year bond continue to be the lowest among the CEE countries. The positive election results, with the win of the center-right party, were a crucial factor in supporting jittery markets. Investors had feared that a left-wing victory would clear the way for tighter regulation, particularly of local power markets.

Hungary

Hungary experienced a dramatic currency devaluation (> 9% decline) over the last three weeks on fiscal deficit concerns and heightened risk aversion by investors. Even though risk aversion is expected to peak over the coming months, we don't see any strong arguments in the short term for the Forint to appreciate. We expect it to stabilize, at best, or to continue a moderate devaluation. Inflation rose to 5.9% YoY in March, higher than the 5.7% YoY rise in February 2010 and running well ahead of its eastern European neighbors. Inflation is expected to remain among the highest in the region for the remainder of this year. The Central Bank, however, cut its benchmark interest rate by a quarter point to a new all-time low of 5.25%, continuing its run of monetary easing as it perceives inflation to be under control and expects financial investors to become more confident in the country's stability. More positive impulses have been coming from the Trade Surplus and Industrial Output readings. Trade Surplus stood at EUR $373.6 million in February 2010 vs. January's surplus of EUR $290.3 million. Industrial Output jumped again in April 2010 (close to +10%), returning to its year-to-date improvement path after taking a pause in March 2010. The weaker currency should continue to support this trend. Other indicators, such as retail sales and Business and Consumer Confidence, continue entrenched in negative territories, but have been declining less rapidly. Retail trade declined 4.0% in March, vs. -4.3% YoY in February 2010 and -5.6% YoY in January 2010. Some potentially positive news came from the political front: the center right Fidesz party won parliamentary elections, winning 206 out of the 386 seats in parliament and ousting the ruling Socialists amid widespread public anger over economic difficulties and corruption scandals.

Poland

The Polish Zloty devalued by more than 12% over the April and May period 2010, making it the worst-performing currency among the CEE countries. This can be explained in part by the airplane crash that killed 97 people including, President Lech Kaczynski and a high-level government delegation, and by the relatively high liquidity of the Polish market. To the second point, we argue that the recent underperformance is a clear overreaction by investors on the risk aversion trade (e.g. overzealous selling of emerging market equities and currencies). The Zloty's underperformance vs. the Hungarian Forint makes no sense to us — hence we expect the Zloty to return to an appreciating trend vs. the EUR shortly and for it to recoup its losses more rapidly than its peers. Core inflation has been on a declining trend year-to-date. Inflation rose to 1.9% YoY in April 2010, lower than the 2.0% in March 2010 and the 2.2% in February 2010. This trend sho uld continue as

For additional information about the Fund including performance, dividends, presentations, press releases, daily NAV and shareholder reports, please visit www.dws-investments.com

ECONOMIC OUTLOOK (continued)

the domestic economy remains lackluster. Retail sales growth has been flat to negative most of this year, with the only exception being March, where it rose 8.7% YoY. April retail sales fell 1.6%, returning to their previous trend. GDP growth for the first quarter was 3.0%, steady with the 3.1% reported in the fourth quarter of 2009. The trade deficit increased marginally as Poland continues to import more than it exports. Overall, Poland seems attractive in this market environment as its rate of exports to Western Europe is less than half that of other CEE countries like Hungary or the Czech Republic.

Russia

Being a mostly domestic-driven story, Russia will remain more "protected" vis-à-vis spillover from fiscal tightening abroad, not only because it is more dependent on local consumers than other Eastern European neighbors but also because the local fiscal picture looks much better and revenues from energy exports remain robust. The Russian manufacturing PMI came it at 52.1 for April and has been above 50 all year, signaling steady expansion. Industrial production picked up markedly in April, reaching 10.4% YoY vs. a rise of 5.7% YoY in March and 1.9% YoY in February. Trade surplus in March stood at USD 15.2 bn, with exports twice as high as imports. GDP growth returned to positive territory for first quarter of 2010 and is expected to keep pace with inflation for the remainder for the year. The Finance Ministry forecasts GDP to grow by 4% in calendar year 2010, higher than the earlier forecast of 3.1%. First quarter 2010 GDP posted at 2 .9% growth from -3.8% in the fourth quarter 2009.

Inflation was 6.0% YoY in April and has been declining all year from an 8% reading in January. As a sign of renewed investor confidence, the Russian government announced that it raised USD 5.5 billion (EUR 4 billion) in its first international Eurobond sale after it defaulted on USD 40 billion of debts 12 years ago.

Turkey

Turkey continues to lead the way with clearer signs of recovery, as evidenced by the Manufacturing PMI which rose to 56.5 in May and has been above 50 all year and rising since March. Turkey, like Russia, is a mostly domestic-driven story because it is more dependent on local consumers than other Eastern European neighbors and because the local fiscal picture looks much better — the Finance Minister announced that the government would not bring new burdens on the budget, ruling out tax cuts and incentives in the term ahead. The Turkish parliament will vote on the new fiscal rule shortly, one of the few countries to introduce such a law (catching the attention of other budget authorities and rating agencies).2 Inflation is among the highest in the region, hovering around 10%, while GDP growth is expected to be about 6.1% for the full year. Industrial production has been a highlight, rising 21.1% YoY in March after +18.1% YoY i n February 2010 and +12.3% YoY in January 2010. While the Turkish Lira has also declined in value over the past weeks in April 2010, along with other emerging market currencies, it remains one of the best performing currencies among the CEE countries year-to-date. As of end-April, the currency had appreciated 1.5%. The Central Bank kept its benchmark interest rate unchanged at 6.5% and signaled that it would be necessary to maintain policy rates at current levels for some time as uncertainties remain regarding the strength of the recovery.

1 The Eurozone refers to a currency union among the European Union member states that have adopted the euro as their sole currency.

2 The proposed new fiscal rule is legislation which sets budget targets as a proportion of economic output.

The sources, opinions and forecasts expressed are as of the date of this report. There is no guarantee that the views, opinions and forecasts expressed herein will come to pass. This information is subject to change at any time based on market and other conditions and should not be construed as a recommendation for any specific security. Past performance does not guarantee future results.

For additional information about the Fund including performance, dividends, presentations, press releases, daily NAV and shareholder reports, please visit www.dws-investments.com

FUND HISTORY AS OF APRIL 30, 2010

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-investments.com for the Fund's most recent performance.

TOTAL RETURNS:

	For the six- months ended April 30,	For the years ended October 31,
	2010(b)	2009	2008	2007	2006		2005
Net Asset Value(a)	17.16%	53.78%	(61.27)%	42.32%	48.55	%(c)	48.74%
Market Value(a)	16.88%	68.05%	(65.28)%	41.83%	19.25%		80.71%
MSCI Emerging Europe Index(1)(3)	13.15%	44.71%	(60.53)%	43.01%	35.94%		44.87%
Blended Index(2)	12.62%	52.33%	(57.49)%	38.95%	45.00%		37.81%

(a)  Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of dividend and capital gains distributions, if any. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

(b)  Total returns shown for the six-month period are not annualized.

(c)  Return excludes the effect of the $3.25 per share dilution associated with the Fund's rights offering.

(1)  MSCI Emerging Europe Index is a free-float adjusted market capitalization weighted index that is designed to measure the equity market performance of the emerging market countries of Europe.

(2)  The Blended Index consists of CECE*(45%), RTX**(45%) and the ISE National 30***(10%).

(3)  On September 1, 2009, the MSCI Emerging Europe Index replaced the Blended Index as the Fund's benchmark.

  *  The CECE is a regional capitalization-weighted index including stocks from the Czech Republic, Hungary, Poland and Slovakia and is published daily by the Vienna Stock Exchange.

  **  The RTX is a capitalization-weighted index of Russian blue chip stocks and published daily by the Vienna Stock Exchange.

  ***  The ISE National 30 is a capitalization-weighted index composed of National Market companies on the Istanbul Stock Exchange except investment trusts and will also be used for trading in the Derivatives Market.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

Investments in funds involve risks, including the loss of principal.

This Fund is non-diversified and focuses its investments in certain countries, thereby increasing its vulnerability to developments in those countries. Moreover, this Fund can take larger positions in fewer companies, increasing its overall risk. Investing in foreign securities presents certain risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. This may result in greater share price volatility.

Closed-end funds, unlike open-end funds, are not continuously offered. Shares, once issued, are traded in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund's shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

FUND HISTORY AS OF APRIL 30, 2010 (continued)

STATISTICS:

Net Assets	$575,793,403
Shares Outstanding	13,987,741
NAV Per Share	$41.16

DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS:

Record Date	Payable Date	Ordinary Income	ST Capital Gains	LT Capital Gains	Total Distribution
12/31/09	01/28/10*	$0.65	$—	$—	$0.65
12/15/08	12/31/08	$0.07	$—	$—	$0.07
12/21/07	12/31/07	$0.95	$0.47	$8.84	$10.26
12/21/06	12/28/06	$0.58	$1.94	$2.99	$5.51
12/20/05	12/30/05	$0.33	$0.21	$2.51	$3.05
12/22/04	12/31/04	$0.17	$—	$—	$0.17
12/22/03	12/31/03	$0.22	$—	$—	$0.22
11/19/01	11/29/01	$0.10	$0.13	$—	$0.23

OTHER INFORMATION:

NYSE Ticker Symbol	CEE
NASDAQ Symbol	XCEEX
Dividend Reinvestment Plan	Yes
Voluntary Cash Purchase Program	Yes
Annualized Expense Ratio (4/30/10)	1.16%

Fund statistics and expense ratios are subject to change. Distributions are historical, will fluctuate and are not guaranteed.

*  Although this distribution is payable in 2010, it may be taxable in 2009.

10 LARGEST HOLDINGS AS OF APRIL 30, 2010 (As a % of Common and Preferred Stocks)

1.	Gazprom	12.1%
2.	Sberbank	8.8%
3.	LUKOIL	8.5%
4.	MMC Norilsk Nickel	6.4%
5.	NovaTek OAO	5.4%
6.	Rosneft Oil	4.4%
7.	Mobile Telesystems	4.1%
8.	OTP Bank	3.1%
9.	Powszechna Kasa Oszczednosci Bank Polski	2.8%
10.	Turkiye Garanti Bankasi	2.6%

COUNTRY BREAKDOWN AS OF APRIL 30, 2010 (As a % of Common and Preferred Stocks)*

Russia 67.5%
Poland 7.5%
Czech Republic 3.2%
Hungary 3.7%
Turkey 18.1%

Country Breakdown and 10 Largest Holdings are subject to change and not indicative of future portfolio composition.

For more complete details about the Fund's investment portfolio, see page 10. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A complete list of the Fund's portfolio holdings is also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

*Securities listed in country where the significant business of the company is located.

INTERVIEW WITH THE VICE PRESIDENT AND LEAD PORTFOLIO MANAGER — Rainer Vermehren

Question:Which of the fund's core markets have seen the most new issues year-to-date?

Answer: Following one of the most difficult periods on record for initial public offerings (IPO) in 2009, we expect 2010 could be a return to normality with a 100% volume increase year-over-year. In the 2006–07 period, we saw higher IPO volumes than what we currently expect for 2010, and equity markets rose during that time in spite of the new paper coming to the market. We saw the same in 1998: high IPO volumes and firm stock markets. As at end-April, the fund's five core markets had already seen 36 new equity offerings with many more in the pipeline amid good market performance. The bulk of these, 25 to be exact, were issued in Poland. The Polish government is under pressure to finance its budget deficit, and as such, has announced plans to sell assets worth around PLN 30 billion (USD 8.6 billion) in 2010. The stock exchange expects up to 40 IPOs thi s year. This development is having an important impact on the composition of Poland's main stock indices, broadening and deepening the domestic investment universe while opening new industry sectors for investment. For example, while there were previously no local utility stocks listed in the index, there are now two, with the biggest ranking 7th from the top with an index weight of 4.7%.

Question:Why do you highlight Russia as an attractive investment?

Answer: Russia experienced a significant contraction in fixed investments in 2008 which continued through 2009, in spite of the partial recovery of the equity market last year. The investment slump was one of the key reasons for the 2009 recession and we believe investment is likely to rise by a moderate 3% in 2010. Private consumption, however, is driving the recovery this year. The decline in retail sales reversed in the third quarter 2009 and moved to expansion in early 2010 on resilient growth of disposable incomes and wages. Domestic consumption is expected to accelerate to 6.9% by 2011, and to be the key driver of broader economic recovery and long-term growth. Private consumption remains by far the largest component of gross domestic product (GDP) or the value of goods and services produced in an economy, make-up around 53% of GDP in 2009. Additional ly, positive surprises are possible from further growth in commodity prices, which could boost budget revenues and trigger the return of increased public spending. Coking coal demand continues to rise and quarterly pricing allows for frequent price increases.

Question:Which of the fund's core markets is showing the highest GDP growth in 2010?

Answer: We expect Turkish GDP growth will outperform the region, driven mainly by infrastructure spending and strong exports performance. Recent Industrial Production readings (a leading indicator) are hinting that 2010 GDP growth may well exceed the official 4.5% growth expectations currently in place. The main infrastructure projects driving growth include investments in new conventional power plants, nuclear power plants, refinery projects and an oil pipeline. For conventional power plants, at least USD 2 - 3 billion of investment will be undertaken annually for new electricity generation capacities for the foreseeable future. For nuclear power, a cooperation agreement has already been signed with Russia for new plants and technical studies are being carried out for the southern (Mersin) plant. Separately, KEPCO (Korean Power Co.) signed a protocol for a second nuclear plant planned for northern Turkey. On the refinery side, local company Turcas-Socar is very intent on building a plant for feedstock in Petkim premises. Finally, the Nabucco pipeline is a long-term project also gaining in momentum.

The sources, opinions and forecasts expressed are as of the date of this report. There is no guarantee that the views, opinions and forecasts expressed herein will come to pass. This information is subject to change at any time based on market and other conditions and should not be construed as a recommendation for any specific security. Past performance does not guarantee future results.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
SCHEDULE OF INVESTMENTS — APRIL 30, 2010 (unaudited)

Shares	Description	Value(a)
INVESTMENTS IN RUSSIAN SECURITIES – 66.4%
	COMMON STOCKS – 65.1%
	COMMERCIAL BANKS – 8.7%
18,500,000	Sberbank	$49,950,000
	CONSTRUCTION MATERIALS – 1.6%
1,083,420	LSR Group (GDR) Reg S*	9,263,241
	DIVERSIFIED TELECOMMUNICATION – 2.5%
800,000	Comstar United Telesystems (GDR) Reg S	5,280,000
525,000	VimpelCom Ltd (ADR)*	9,224,250
		14,504,250
	ELECTRIC-INTEGRATED – 1.9%
216,633	OJSC Enel OGK-5 (GDR)*	907,909
1,750,000	RusHydro (ADR)*	10,150,000
		11,057,909
	ENERGY EQUIPMENT & SERVICES – 0.6%
1,270,371	Integra Group Holdings (GDR)*	3,722,187
	FOOD & STAPLES RETAILING – 0.8%
247,710	Magnit (GDR) (144A)*	4,339,691
	FOOD PRODUCTS – 0.9%
240,000	Wimm Bill Dann Foods (ADR)	5,422,320
	MEDIA – 1.1%
350,000	CTC Media*	6,100,500
	METALS & MINING – 10.5%
100,000	Evraz Group S.A. (GDR)*	3,660,000
276,100	Magnitogorsk Iron & Steel Works (GDR)	3,777,048
300,000	Mechel Steel Group	7,782,000
1,850,000	MMC Norilsk Nickel (ADR)*†	36,167,500
1,300,000	Raspadskaya	9,295,000
		60,681,548

Shares	Description	Value(a)
	OIL, GAS & CONSUMABLE FUELS – 32.0%
3,198,000	Gazprom	$18,548,400
2,133,774	Gazprom (ADR)	49,695,596
300,000	LUKOIL	17,040,000
540,000	LUKOIL (ADR)†	30,985,200
400,000	NovaTek OAO (GDR) Reg S	30,400,000
300,000	Rosneft Oil	2,415,000
2,800,000	Rosneft Oil (GDR) Reg S	22,708,000
650,000	Surgutneftegaz (ADR)†	6,210,750
200,000	Tatneft (ADR)	6,117,000
52,000	Vostok Gas*†	1,578
		184,121,524
	WIRELESS TELECOMMUNICATION SERVICES – 4.5%
1,200,000	Mobile Telesystems	10,200,000
130,000	Mobile Telesystems (ADR)	7,218,328
100,000	Mobile Telesystems (GDR) Reg S	5,552,560
100,000	Sistema JSFC (GDR) Reg S*	2,682,000
		25,652,888
	Total Common Stocks (cost $254,918,000)	374,816,058
	PREFERRED STOCKS – 1.3%
	OIL, GAS & CONSUMABLE FUELS – 1.3%
1,320,000	Surgutneftegaz (ADR)† (cost $6,310,195)	7,245,177
	Total Investments in Russian Securities (cost $261,228,195)	382,061,235
INVESTMENTS IN TURKISH COMMON STOCKS – 17.8%
	AIRLINES – 0.6%
1,000,000	Turk Hava Yollari*	3,326,375
	AUTOMOBILES – 1.0%
1,300,000	Tofas Turk Otomobil Fabrikasi	5,514,780

The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
SCHEDULE OF INVESTMENTS — APRIL 30, 2010 (unaudited) (continued)

Shares	Description	Value(a)
INVESTMENTS IN TURKISH COMMON STOCKS – 17.8% (continued)
	COMMERCIAL BANKS – 7.0%
2,500,000	Sekerbank TAS*	$4,343,142
3,000,000	Turkiye Garanti Bankasi	14,645,479
1,000,000	Turkiye Halk Bankasi	7,945,593
2,141,663	Turkiye IS Bankasi	7,498,921
2,000,000	Yapi ve Kredi Bankasi*	5,736,987
		40,170,122
	COMMERCIAL SERVICES & SUPPLIES – 0.4%
800,000	Koza Anadolu Metal Madencilik Isletmeleri*	2,143,963
	CONSTRUCTION & ENGINEERING – 1.1%
1,750,000	Tekfen Holding*	6,304,289
	CONSTRUCTION MATERIALS – 0.4%
137,000	Akcansa Cimento	737,997
301,555	Cimsa Cimento Sanayi	1,797,025
		2,535,022
	DIVERSIFIED FINANCIAL SERVICES – 0.7%
930,809	Haci Omer Sabanci Holdings*	4,324,680
	FOOD & STAPLES RETAILING – 0.7%
75,000	Bim Birlesik Magazalar	4,242,139
	HOUSEWARES – 0.6%
2,500,000	Turk Sise ve Cam Fabrikalari*	3,400,445
	INDUSTRIAL CONGLOMERATES – 0.9%
1,100,000	Enka Insaat ve Sanayi	5,332,974
	INSURANCE – 0.7%
1,300,000	Anadolu Hayat Emeklilik	4,026,665
	OIL, GAS & CONSUMABLE FUELS – 0.6%
900,000	Turcas Petrolculuk	3,363,410
	TELECOM SERVICES – 1.7%
2,600,000	Turk Telekomunikasyon	9,716,517
	TRANSPORTATION INFRASTRUCTURE – 0.6%
700,000	TAV Havalimanlari Holding*	3,440,846

Shares	Description	Value(a)
	WIRELESS TELECOMMUNICATION SERVICES – 0.8%
700,000	Turkcell Iletism Hizmetleri	$4,548,515
	Total Investments in Turkish Common Stocks (cost $64,862,802)	102,390,742
INVESTMENTS IN POLISH COMMON STOCKS – 7.4%
	COMMERCIAL BANKS – 4.7%
200,000	Bank Pekao*	11,454,940
1,075,000	Powszechna Kasa Oszczednosci Bank Polski	15,574,953
		27,029,893
	DIVERSIFIED TELECOMMUNICATIONS – 0.9%
900,000	Telekomunikacja Polska	4,901,262
	METALS & MINING – 1.3%
200,000	KGHM Polska Miedz	7,498,643
	OIL, GAS & CONSUMABLE FUELS – 0.5%
275,000	Grupa Lotos S.A.*	3,079,194
	Total Investments in Polish Common Stocks (cost $23,397,184)	42,508,992
INVESTMENTS IN HUNGARIAN COMMON STOCKS – 3.6%
	COMMERCIAL BANKS – 3.1%
500,000	OTP Bank*†	17,815,493
	OIL, GAS & CONSUMABLE FUELS – 0.5%
30,000	MOL Hungarian Oil & Gas NyRt*	3,059,401
	Total Investments in Hungarian Common Stocks (cost $11,381,452)	20,874,894

The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
SCHEDULE OF INVESTMENTS — APRIL 30, 2010 (unaudited) (continued)

Shares	Description	Value(a)
INVESTMENTS IN CZECH REPUBLIC COMMON STOCKS – 3.1%
	ELECTRIC UTILITIES – 2.1%
255,000	Ceske Energeticke Zavody	$12,220,101
	MINING SERVICES – 1.0%
400,000	New World Resources*†	5,668,033
	Total Investments in Czech Republic Common Stocks (cost $2,875,682)	17,888,134
	Total Investments in Common and Preferred Stocks – 98.3% (cost $363,745,315)	565,723,997
SECURITIES LENDING COLLATERAL – 6.0%
34,848,272	Daily Assets Fund Institutional, 0.25% (cost $34,848,272)(b)(c)	34,848,272
CASH EQUIVALENTS – 0.7%
3,891,054	Central Cash Management Fund, 0.21% (cost $3,891,054)(c)	3,891,054
	Total Investments – 105.0% (cost $402,484,641)	604,463,323
	Other Assets and Liabilities, Net – (5.0%)	(28,669,920)
	NET ASSETS–100.0%	$575,793,403

*  Non-income producing security.

†  All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at April 30, 2010 amounted to $33,728,679 which is 5.9% of the net assets.

(a)  Value stated in US dollars.

(b)  Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(c)  Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

Reg S – Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, US persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

144A – Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
SCHEDULE OF INVESTMENTS — APRIL 30, 2010 (unaudited) (continued)

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note 1 in the accompanying Notes to Financial Statements.

Category	Level 1	Level 2	Level 3	Total
Common Stocks and/or Other Equity Investments(d)
Russia	$382,061,235	$0	$0	$382,061,235
Turkey	102,390,742	0	0	102,390,742
Poland	42,508,992	0	0	42,508,992
Hungary	20,874,894	0	0	20,874,894
Czech Republic	17,888,134	0	0	17,888,134
Short-Term Instruments	38,739,326	0	0	38,739,326
Total	$604,463,323	$0	$0	$604,463,323

(d) See Schedule of Investments for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2010 (unaudited)

ASSETS
Investments, at value, (cost $363,745,315) — including $33,728,679 of securities loaned	$565,723,997
Investment in Central Cash Management Fund (cost $3,891,054)	3,891,054
Investment in Daily Assets Fund Institutional (cost $34,848,272)	34,848,272
Total Investments, at value (cost $402,484,641)	604,463,323
Foreign currency, at value (cost $4,053,138)	4,046,132
Receivable for investments sold	7,923,084
Dividends receivable	376,821
Foreign withholding tax refund receivable	74,731
Interest receivable	19,388
Other assets	57,759
Total assets	616,961,238
LIABILITIES
Cash overdraft	115
Payable upon return of securities loaned	34,848,272
Payable for investments purchased	4,942,395
Payable for fund shares repurchased	549,500
Management fee payable	279,801
Investment advisory fee payable	132,942
Payable for Directors' fees and expenses	24,718
Accrued expenses and other liabilities	390,092
Total liabilities	41,167,835
NET ASSETS	$575,793,403
Net assets consist of:
Paid-in capital, $0.001 par (Authorized 80,000,000 shares; 5,490,981 shares held in Treasury)	$397,167,738
Distributions in excess of net investment income	(1,680,104)
Accumulated net realized loss on investments and foreign currency	(21,699,806)
Net unrealized appreciation on investments and foreign currency	202,005,575
Net assets	$575,793,403
Net assets value per share (575,793,403 ÷ 13,987,741 shares of common stock issued and outstanding)	$41.16

The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
STATEMENT OF OPERATIONS (unaudited)

For the six-months ended April 30, 2010
NET INVESTMENT INCOME:
Income:
Dividends (net of foreign witholding taxes of $302,874)	$1,519,984
Interest	2,222
Income distributions — Central Cash Management Fund	1,462
Securities lending, including income from Daily Assets Fund Institutional, net of borrower rebates	137,409
Total investment income	1,661,077
Expenses:
Management fee	1,542,690
Investment advisory fee	734,153
Custodian fee	453,302
Services to shareholders	18,749
Reports to shareholders	98,024
Directors' fees and expenses	76,971
Audit and tax fees	36,894
Legal fees	166,449
NYSE listing fee	11,880
Insurance	38,183
Miscellaneous	17,868
Net expenses	3,195,163
Net investment income (loss)	(1,534,086)
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	19,710,631
Foreign currency	(1,003,017)
Change in net unrealized appreciation (depreciation) during the period on:
Investments	65,131,399
Foreign currency	14,041
Net gain (loss)	83,853,054
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$82,318,968

The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

	For the six-months ended April 30, 2010 (unaudited)	For the year ended October 31, 2009
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$(1,534,086)	$7,009,855
Net realized gain (loss)	18,707,614	(31,692,269)
Change in net unrealized appreciation (depreciation)	65,145,440	207,796,990
Net increase (decrease) in net assets resulting from operations	82,318,968	183,114,576
Distributions to shareholders from:
Net investment income	(9,399,907)	(1,117,325)
Capital share transactions:
Net proceeds from reinvestment of dividends (84,325 and 0 shares, respectively)	2,840,072	—
Cost of shares repurchased (741,952 and 1,304,700 shares, respectively)	(25,519,834)	(29,400,242)
Net decrease in net assets from capital share transactions	(22,679,762)	(29,400,242)
Total increase in net assets	50,239,299	152,597,009
NET ASSETS
Beginning of year	525,554,104	372,957,095
End of year (including distributions in excess of net investment income and undistributed net investment income of $1,680,104 and $9,253,889, as of April 30, 2010 and October 31, 2009, respectively)	$575,793,403	$525,554,104

The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding throughout each of the periods indicated:

	For the six-months ended April 30,		For the years ended October 31,
	2010 (unaudited)		2009	2008	2007	2006	2005
Per share operating performance:
Net asset value:
Beginning of period	$35.89		$23.38	$71.18	$55.18	$42.36	$28.64
Net investment income (loss)(a)	(.11)		.46	.80	.41	.55	.27
Net realized and unrealized gain (loss) on investments and foreign currency	5.84		11.85	(38.16)	21.22	18.67	13.62
Increase (decrease) from investment operations	5.73		12.31	(37.36)	21.63	19.22	13.89
Distributions from net investment income	(.65)		(.07)	(.95)	(.58)	(.33)	(.17)
Distributions from net realized gains	—		—	(9.31)	(4.93)	(2.72)	—
Total distributions†	(.65)		(.07)	(10.26)	(5.51)	(3.05)	(.17)
Dilution from rights offering	—		—	—	—	(2.85)	—
Dealer manager fees and operating costs	—		—	—	—	(.40)	—
Dilution in NAV from dividend reinvestment	(.03)		—	(.22)	(.15)	(.10)	—
Increase resulting from share repurchases	.22		.27	.04	.03	—	—
Net asset value:
End of period	$41.16		$35.89	$23.38	$71.18	$55.18	$42.36
Market value:
End of period	$36.34		$31.70	$18.94	$64.20	$49.94	$44.89
Total investment return for the period††
Based upon market value	16.88	%****	68.05%	(65.28)%	41.83%	19.25%	80.71%
Based upon net asset value	17.16	%****	53.78%	(61.27)%	42.32%	48.55%*	48.74%
Ratio to average net assets:
Total expenses	1.16	%***	1.21%	1.10%	1.01%**	1.09%**	1.20%**
Net investment income (loss)	(.28	)%*****	1.86%	1.48%	.69%	1.08%	.78%
Portfolio turnover	12	%****	50%	48%	34%	32%	30%
Net assets at end of period (000's)	$575,793		$525,554	$372,957	$1,049,652	$772,722	$431,975

  (a)  Based on average shares outstanding during the period.

  †  For U.S. tax purposes, total distributions consisted of:

Ordinary income	$(.65)	$(.07)	$(1.413)	$(2.524)	$(.545)	$(.17)
Long term capital gains	—	—	(8.844)	(2.992)	(2.507)	—
	$(.65)	$(.07)	$(10.257)	$(5.516)	$(3.052)	$(.17)

  ††  Total investment return based on market value is calculated assuming that shares of the Fund's common stock were purchased at the closing market price as of the beginning of the year, dividends, capital gains and other distributions were reinvested as provided for in the Fund's dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund's net asset value is substituted for the closing market value.

  *  Return excludes the effect of the $3.25 dilution per share associated with the Fund's rights offering.

  **  Prior to February 2007, custody credits were earned on U.S. cash balances. The ratios of total expenses after custody credits to average net assets are 1.00%, 1.04% and 1.19% for 2007, 2006 and 2005, respectively.

  ***  Annualized.

  ****  Not Annualized.

  *****  Not Annualized. The ratio for the six-months ended April 30, 2010 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
NOTES TO FINANCIAL STATEMENTS — APRIL 30, 2010 (unaudited)

NOTE 1. ACCOUNTING POLICIES

The Central Europe and Russia Fund, Inc. (the "Fund") is a non-diversified, closed-end management investment company incorporated in Maryland. The Fund commenced investment operations on March 6, 1990.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation: The Fund calculates its net asset value per share at 11:30 a.m., New York time. Equity Securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's or issuer's financial statements, an eval uation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Securities Transactions and Investment Income: Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Securities Lending: The Fund may lend securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value in excess of the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. Deutsche Inve stment Management Americas Inc. receives a management fee (0.07% annualized effective rate as of April 30, 2010) on the cash collateral invested in the affiliated money fund. The Fund receives compensation for lending its securities

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
NOTES TO FINANCIAL STATEMENTS — APRIL 30, 2010 (unaudited) (continued)

either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in collateral should the borrower of the securities fail financially. The Fund is subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translation: The books and records of the Fund are maintained in United States dollars.

Assets and liabilities denominated in foreign currency are translated into United States dollars at the 11:00 a.m. midpoint of the buying and selling spot rates quoted by the Federal Reserve Bank of New York. Purchases and sales of investment securities, income and expenses are reported at the rate of exchange prevailing on the respective dates of such transactions. The portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Contingencies: In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Taxes: No provision has been made for United States Federal income tax because the Fund intends to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders.

The cost of investments at April 30, 2010 was $402,640,351 for United States Federal income tax purposes. Accordingly, as of April 30, 2010, net unrealized appreciation of investments aggregated $201,822,972 of which $218,620,639 and $16,797,667 are related to gross unrealized appreciation and depreciation, respectively.

For United States Federal income tax purposes, the Fund had a capital loss carryforward at October 31, 2009 of approximately $40,322,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2017, whichever occurs first.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2009 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examinations by the Internal Revenue Service.

Dividends and Distributions to Shareholders: The Fund records dividends and distributions to its shareholders on the ex-dividend date. Income and capital gain distributions are determined in accordance with United States Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, primarily relate to investments in foreign denominated investments, investments in foreign passive investment companies, recognition of certain foreign currency gains (losses) and certain securities sold at a loss. As a result net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts wit hout impacting the net asset value of the Fund.

NOTE 2. MANAGEMENT AND INVESTMENT ADVISORY AGREEMENTS

The Fund has a Management Agreement with Deutsche Investment Management Americas Inc. (the "Manager").

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
NOTES TO FINANCIAL STATEMENTS — APRIL 30, 2010 (unaudited) (continued)

The Fund has an Investment Advisory Agreement with Deutsche Asset Management International GmbH (the "Investment Adviser.") The Manager and the Investment Adviser are affiliated companies.

The Management Agreement provides the Manager with a fee, computed weekly and payable monthly, at the annual rates of 0.65% of the Fund's average weekly net assets up to $100 million, 0.55% of such assets in excess of $100 million and up to $500 million, 0.50% of such assets in excess of $500 million and up to $750 million, and 0.45% of such assets in excess of $750 million. The Investment Advisory Agreement provides the Investment Adviser with a fee, computed weekly and payable monthly, at the annual rates of 0.35% of the Fund's average weekly net assets up to $100 million and 0.25% of such assets in excess of $100 million. Accordingly, for the six months ended April 30, 2010, the combined fee pursuant to the Management and Investment Advisory Agreements was equivalent to an annualized effective rate of 0.83% of the Fund's average net assets.

Pursuant to the Management Agreement, the Manager is the corporate manager and administrator of the Fund and, subject to the supervision of the Board of Directors and pursuant to recommendations made by the Fund's Investment Adviser, determines the suitable securities for investment by the Fund. The Manager also provides office facilities and certain administrative, clerical and bookkeeping services for the Fund. Pursuant to the Investment Advisory Agreement, the Investment Adviser, in accordance with the Fund's stated investment objective, policies and restrictions, makes recommendations to the Manager with respect to the Fund's investments and, upon instructions given by the Manager as to suitable securities for investment by the Fund, transmits purchase and sale orders to select brokers and dealers to execute portfolio transactions on behalf of the Fund.

NOTE 3. TRANSACTIONS WITH AFFILIATES

DWS Investments Service Company ("DISC"), an affiliate of the Manager, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent and dividend-paying agent paying functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended April 30, 2010, the amount charged to the Fund by DISC aggregated $18,749, of which $6,246 is unpaid.

Deutsche Bank AG, the German parent of the Manager and the Investment Adviser, and its affiliates may receive brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund, that the Board determined were effected in compliance with the Fund's Rule 17e-1 procedures. For the six-months ended April 30, 2010 Deutsche Bank AG and its affiliates did not receive brokerage commissions.

Certain Officers of the Fund are also officers of either the Manager or the Investment Adviser.

The Fund pays each Director not an "interested person" of the Manager or Investment Adviser retainer fees plus specified amounts for attended board and committee meetings.

The Fund may invest uninvested cash balances in Central Cash Management Fund and other affiliated money market funds managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of the underlying money market funds. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

NOTE 4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments, for the six months ended April 30, 2010 were $65,344,704 and $103,336,183 , respectively.

NOTE 5. INVESTING IN FOREIGN MARKETS

Foreign investments may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among others, the possibility of political and

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
NOTES TO FINANCIAL STATEMENTS — APRIL 30, 2010 (unaudited) (continued)

economic developments and the level of governmental supervision and regulation of foreign securities markets. In addition, certain foreign markets may be substantially smaller, less developed, less liquid and more volatile than the major markets of the United States.

NOTE 6. CAPITAL

During the six months ended April 30, 2010 and the year ended October 31, 2009, the Fund purchased 741,952 and 1,304,700 of its shares of Common Stock on the open market at a total cost of $25,519,834 and $29,400,242 ($34.40 and $22.53 average per share), respectively. The weighted average discount of these purchased shares comparing the purchased price to the net asset value at the time of purchase was 11.13% and 12.53%, respectively. These shares were held in Treasury.

During the six-months ended April 30, 2010, the Fund issued 84,325 shares as part of the dividend reinvestment plan. The average discount of these shares comparing the issue price to the net asset value at time of issuance was 12.90%.

NOTE 7. SHARE REPURCHASES

On July 24, 2009 the Fund announced that its Board of Directors had authorized the repurchase of up to 1,500,000 shares during the period August 1, 2009–July 31, 2010. The Fund repurchased 1,140,652 shares during the period, August 1, 2009–April 16, 2010. On April 19, 2010, the Fund announced that its Board of Directors authorized an increase in the maximum number of shares to be repurchased under its previously announced repurchase program. In addition to the shares remaining under the previously announced program, the Board authorized the repurchase of up to an additional 500,000 shares between April 19, 2010 and July 31, 2010. Purchases will be made when it is believed that such repurchases are advantageous to the Fund. The Fund provides monthly updates concerning its repurchase program on its Web site at www.dws-investments.com.

NOTE 8. REVIEW FOR SUBSEQUENT EVENTS

Management has evaluated the events and transactions subsequent to period end through the date the financial statements were available to be issued, and has determined that there were no material events that would require disclosure in the Fund's financial statements.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
PROXY VOTING

A description of the Fund's policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Fund's policies and procedures without charge, upon request, call us toll free at (800) 437-6269.

EXECUTIVE OFFICES

345 Park Avenue, New York, NY 10154

MANAGER

Deutsche Investment Management Americas Inc.

INVESTMENT ADVISER

Deutsche Asset Management International GmbH

CUSTODIAN

Brown Brothers Harriman & Co.

TRANSFER AGENT

DWS Investments Service Company

LEGAL COUNSEL

Sullivan & Cromwell LLP

INDEPENDENT REGISTERED PUBLIC ACOUNTING FIRM

PricewaterhouseCoopers LLP

DIRECTORS AND OFFICERS

CHRISTIAN H. STRENGER

Chairman and Director

DETLEF BIERBAUM

Director

JOHN A. BULT

Director

RICHARD R. BURT

Director

JOHN H. CANNON

Director

RICHARD KARL GOELTZ

Director

DR. FRANZ WILHELM HOPP

Director

DR. FRIEDBERT MALT

Director

ROBERT H. WADSWORTH

Director

WERNER WALBRÖL

Director

MICHAEL CLARK

President and Chief Executive Officer

PAUL H. SCHUBERT

Chief Financial Officer and Treasurer

RAINER VERMEHREN

Vice President and Lead Portfolio Manager

RITA RUBIN

Chief Legal Officer

ALEXIS KUCHINSKY

Chief Compliance Officer

JOHN CARUSO

Anti-Money Laundering Compliance Officer

DAVID GOLDMAN

Secretary

JOHN MILLETTE

Assistant Secretary

R-16850-1

VOLUNTARY CASH PURCHASE PROGRAM
AND DIVIDEND REINVESTMENT PLAN

The Fund offers shareholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. Plan participants may invest as little as $100 in any month and may invest up to $36,000 annually. The Plan allows current shareholders who are not already participants in the Plan and first time investors to enroll in the Plan by making an initial cash deposit of at least $250 with the plan agent. Share purchases are combined to receive a beneficial brokerage fee. A brochure is available by writing or telephoning the transfer agent:

DWS Investments Service Company
210 W 10th Street 6th Floor
Attn: Closed End Fund Area
Kansas City, MO 64105
Tel.: 1-800-437-6269

This report, including the financial statements herein, is transmitted to the shareholders of The Central Europe and Russia Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. The information contained in the letter to the shareholders, the interview with the lead portfolio manager and the report from the investment adviser and manager in this report is derived from carefully selected sources believed reasonable. We do not guarantee its accuracy or completeness, and nothing in this report shall be construed to be a representation of such guarantee. Any opinions expressed reflect the current judgment of the author, and do not necessarily reflect the opinion of Deutsche Bank AG or any of its subsidiaries and affiliates.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

Comparisons between changes in the Fund's net asset value per share and changes in the CECE, RTX and ISE National 30 indices should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the foreign currency/dollar exchange rate.

Fund Shares are not FDIC - insured and are not deposits or other obligations of or guaranteed by any bank. Fund Shares involve investment risk, including possible loss of principal.

Copies of this report, monthly fact sheets and other information are available at:
www.dws-investments.com

For latest net asset value, schedule of the Fund's largest hold-ings, dividend data and shareholder inquiries, please call 1-800-437-6269 in the U.S. or 617-443-6918 outside of the U.S.

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Portfolio Manager Team Disclosure

The Fund is managed by a team of investment professionals employed by the Investment Manager and the Investment Advisor, who collaborate to develop and implement the Fund’s investment strategy.

The Investment Advisor’s portfolio managers make recommendations to the Investment Manager’s portfolio managers with respect to the Fund’s investments; the Investment Manager’s portfolio managers determine which securities are suitable for the Fund’s investment. Upon instructions given by the Investment Manager’s portfolio managers as to which securities are suitable for investment, the Investment Advisor’s portfolio managers transmit purchase and sale orders and select brokers and dealers to execute portfolio transactions on the Fund’s behalf.

The names of the persons primarily responsible for the day-to-day management of the Fund’s portfolio and their business experience during at least the past five years are set forth below.

Rainer Vermehren, Director

•	Joined Deutsche Asset Management in 1997 and the Fund in 2010.
•	Portfolio manager for emerging markets equity: Frankfurt.
•	Prior to that, served as assistant to fund manager in Latin American equities at Morgan Stanley, New York from 1994 to 1996.
•	BA, University of Maryland; MBA, Fordham University.

Robert Kalin, CFA, Managing Director

•	Joined Deutsche Asset Management in 2002 and the Fund in 2002.
•

Prior to that, served as fund manager for European emerging markets at Zurich Investment in 2001, as advisor to Zurich Investment from 1998 to 2001, as fund manager at Corus Funds from 1996 to 1997, analyst at Value Line from 1993 to 1995.

•	Studies of Economics and Computer Science, State University of New York at Plattsburgh.

Compensation of Portfolio Managers

Portfolio managers are paid on a Total Compensation basis, which includes: (i) fixed pay (base salary), which is linked to job function, responsibilities and internal and external peer comparison, and (ii) variable pay , which is linked to investment performance, individual contributions to the team, and the overall financial results of both Deutsche Asset Management and Deutsche Bank AG.

Variable pay can be delivered via a short-term and/or long-term vehicle, namely cash, restricted equity awards, and/or restricted incentive awards. Variable pay comprises a greater proportion of total compensation as the portfolio manager’s seniority and total compensation level increase. The proportion of variable pay delivered via a long-term incentive award, which is subject to clawback, will increase significantly as the amount of variable pay increases. All variable pay delivered via a long-term incentive award is subject to clawback.

To evaluate its investment professionals, Deutsche Asset Management reviews investment performance for all accounts managed in relation to both account peer group and benchmark related data (i.e., appropriate Morningstar and Lipper peer group universes and/or benchmark index(es) with respect to each account). The ultimate goal of this process is to evaluate the degree to which investment professionals deliver investment performance that meets or exceeds their clients’ risk and return objectives. When determining Total Compensation, Deutsche Asset Management considers a number of quantitative and qualitative factors:

•	Quantitative measures (e.g. one-, three- and five-year pre-tax returns versus the benchmark and appropriate peer group, taking risk targets into account) are utilized to measure performance.
•	Qualitative measures (e.g. adherence to, as well as contributions to, the enhancement of the investment process) are included in the performance review.
•

Other factors (e.g. teamwork, adherence to compliance rules, risk management and "living the values" of Deutsche Asset Management) are included as part of a discretionary component of the review process, giving management the ability to consider additional markers of performance on a subjective basis.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by each member of the Fund’s portfolio management team in the Fund as well as in all DWS Funds as a group (i.e. those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Fund’s semiannual period ended April 30, 2010.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All DWS Fund Shares Owned
Rainer Vermehren	-	-
Robert Kalin	-	-

Because the Fund’s portfolio managers are not resident in the US, they generally do not invest in US registered investment companies, such as the Fund, on account of US tax and other regulatory limitations applicable to foreign investors.

Conflicts of Interest

In addition to managing the assets of the Fund, the Fund’s portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. Total assets attributed to each portfolio manager in the tables below include total assets of each account managed by them, although the manager may only manage a portion of such account’s assets. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund’s most recent fiscal year end.

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance Based Fee	Total Assets of Performance- Based Fee Accounts
Rainer Vermehren	4	$1,368,813,487	-	-
Robert Kalin	-	-	-	-

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts
Rainer Vermehren	2	$135,993,302	-	-
Robert Kalin	3	$892,560,743	1	$592,423,325

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Rainer Vermehren	1	$475,283	-	-
Robert Kalin	-	-	-	-

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Funds. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the Funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

•

Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor, including other client accounts managed by the Fund’s portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund and the other clients.

•

To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

•

In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

•

The Advisor and its affiliates and the investment team of each Fund may manage other mutual funds and separate accounts on a long only or a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts of interest. Included in these procedures are specific guidelines developed to provide fair and equitable treatment for all clients whose accounts are managed by each Fund’s portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests in addition to managing asset management accounts, such wide ranging activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. The Advisor may take investment positions in securities in which other clients or related persons within the Firm have different investment positions. There may be instances in which the Advisor is purchasing or selling for its client accounts, or pursuing an outcome in the context of a workout or restructuring with respect to, securities in which the Firm is undertaking the same or differing strategy in other businesses or other client accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor’s advisory clients, including the Fund. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to a Fund’s Board.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Period	(a)	(b)	(c)	(d)
	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs *, **

November 1 through November 30	89,191	$33.58	89,191	977,009
December 1 through December 31	108,118	$32.99	108,118	868,891
January 1 through January 31	195,243	$35.07	195,243	673,648
February 1 through February 28	133,200	$32.85	133,200	540,448
March 1 through March 31	136,000	$34.96	136,000	404,448
April 1 through April 30	80,200	$37.16	80,200	824,248

Total	741,952	$34.40	741,952

* On July 24, 2009 the Fund announced that its Board of Directors has authorized the repurchase of up to 1,500,000 shares during the period August 1, 2009- July 31, 2010.

** On April 19, 2010 the Fund announced that its Board of Directors has authorized the repurchase of up to an additional 500,000 shares during the period April 19, 2010- July 31, 2010.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which stockholders may recommend nominees to the Fund’s Board. The Nominating Committee will consider nominee candidates properly submitted by stockholders in accordance with applicable law, the Fund's Articles of Incorporation or By-laws, resolutions of the Board and the qualifications and procedures set forth in the Nominating Committee Charter and this proxy statement. A stockholder or group of stockholders seeking to submit a nominee candidate (i) must have beneficially owned at least 5% of the Fund's common stock for at least two years, (ii) may submit only one nominee candidate for any particular meeting of stockholders, and (iii) may submit a nominee candidate for only an annual meeting or other meeting of stockholders at which directors will be elected. The stockholder or group of stockholders must provide notice of the proposed nominee pursuant to the requirements found in the Fund's By-laws. Generally, this notice must be received not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. Such notice shall include the specific information required by the Fund's By-laws. The Nominating Committee will evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)       There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	The Central Europe and Russia Fund, Inc.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	June 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	The Central Europe and Russia Fund, Inc.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	June 29, 2010

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	June 29, 2010